                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           Date of Report: June 21, 2001
                 Date of earliest event reported: June 19, 2001


                          Commission file number 1-655


                               MAYTAG CORPORATION

      A Delaware Corporation I.R.S. Employer Identification No. 42-0401785


                403 West Fourth Street North, Newton, Iowa 50208


                  Registrant's telephone number: 641-792-7000



                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

On June 19, 2001 Maytag Corporation announced its board of directors elected Ralph F. Hake chairman of the board and chief executive officer, effective immediately. Previously, Hake had served in executive positions at Whirlpool Corporation. Most recently he was CFO and executive vice president at Fluor Corporation, a $10 billion engineering, construction, and professional services firm

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

The exhibits accompanying this report are listed in the accompanying Exhibit Index.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Maytag Corporation
                                              (Registrant)

                                              By: /s/ Steven H. Wood

                                              Steven H. Wood
                                              Executive Vice President and
                                              Chief Financial Officer



    June 21, 2001
      (Date)

EXHIBIT INDEX

The following exhibit is filed herewith.


Exhibit No.  Exhibit

     99  Press Release.